Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income Taxes

4.Income Taxes

The Tax Cuts and Jobs Act (“the Act”) was enacted into law on December 22, 2017. Income tax effects resulting from changes in tax laws are accounted for by the company in accordance with the authoritative guidance, which requires that these tax effects be recognized in the period in which the law is enacted and the effects are recorded as a component of the provision for income taxes from continuing operations. As a result, the company recorded provisions for income tax resulting from the enactment of the Act for the year ended December 31, 2017, as described below.

As of December 31, 2017, the company had not fully completed its accounting for the tax effects of the enactment of the Act. The company’s provision for income taxes for the year ended December 31, 2017 is based in part on a reasonable estimate of the effects on its transition tax and existing deferred tax balances. For the amounts that the company was able to reasonably estimate, the company recognized tax expense of $37 million relating to the enactment of the Act. As the company completes its analysis of the Act, collects and prepares necessary data, and interprets any additional guidance issued by the U.S. Treasury Department, the U.S. Internal Revenue Service (“IRS”), and other standard-setting bodies, the company may make adjustments to the provisional amounts. These amounts may materially impact the company’s provision for income taxes in the period in which adjustments are made. The primary components of the $37 million tax expense resulting from the Act include:

•	Tax expense in the amount of $76 million related to the revaluation of deferred tax assets and liabilities due to the reduction of the U.S. corporate tax rate from 35% to 21% under the Act.

•

A tax benefit of $39 million as a result of the one-time transition tax on previously unremitted foreign earnings. This included the release of deferred tax liabilities for unremitted foreign earnings, which exceeded $34 million of additional tax on the one-time transition tax. The transition tax deems a repatriation of the post-1986 earnings and profits not previously distributed (or deemed distributed). The company has made adjustments related to the withholding taxes that would be imposed by foreign jurisdictions should the deemed repatriations be followed by actual cash repatriations but has not made any policy decisions regarding whether to indefinitely reinvest any amounts deemed repatriated. While the company has accrued the transition tax on the deemed repatriation of unremitted foreign earnings, the company was unable to determine a reasonable estimate of the remaining tax liability, if any, under the Act for its remaining outside basis differences. Therefore, the company has not included a provisional amount for this item in its financial statements for the year ended December 31, 2017. The company will record amounts as needed for this item beginning in the first reporting period during the measurement period in which the company obtains necessary information and is able to analyze and prepare a reasonable estimate.

The Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed in excess of a deemed return on tangible assets of foreign corporations. In general this income will effectively be taxed at a 10.5% tax rate. As a result, the company’s deferred tax assets and liabilities are being evaluated to determine if the deferred tax assets and liabilities should be recognized for the basis differences expected to reverse as a result of GILTI provisions that are effective for the company after the year ending December 31, 2017. Because of the complexity of the new GILTI tax rules, the company is continuing to evaluate this provision of the Act and the application of the relevant U.S. GAAP provisions.  Under U.S. GAAP, the company is allowed to make an accounting policy election of either (i) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”), or (ii) factoring such amounts into a company’s measurement of its deferred taxes (the “deferred method”). Currently, the company has not elected a method and will only do so after its completion of the analysis of the GILTI provisions.  Its election method will depend, in part, on analyzing its global income to determine whether the company expects to have future U.S. inclusions in its taxable income related to GILTI and, if so, the impact that is expected.

The income tax expense (benefit) included in the Consolidated Statement of Earnings from continuing operations is as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Current:
Federal	$(119,875)	$120,798	$22,465
Foreign	145,064	95,198	203,125
State and local	(3,503)	11,067	15,623

Total current	21,686	227,063	241,213

Deferred:
Federal	15,720	58,601	8,867
Foreign	75,688	(65,656)	(5,630)
State and local	8,878	(857)	1,438

Total deferred	100,286	(7,912)	4,675

Total income tax expense	$121,972	$219,151	$245,888

A reconciliation of U.S. statutory federal income tax expense to income tax expense is as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
U.S. statutory federal tax expense	$135,255	$191,310	$254,293
Increase (decrease) in taxes resulting from:
State and local income taxes	6,326	5,785	11,518
Other permanent items, net	(1,072)	(11,101)	(5,828)
Worthless stock	(15,175)	—	—
Noncontrolling interests	(25,582)	(16,117)	(21,873)
Foreign losses, net	(1,055)	24,288	8,640
Valuation allowance, net	22,860	6,978	5,611
Statute expirations and tax authority settlements	—	(13,280)	(7,827)
Revaluation due to Section 987 tax law change	—	24,156	—
Impact of tax reform	37,423	—	—
International restructuring	(46,295)	—	—
Other, net	9,287	7,132	1,354

Total income tax expense	$121,972	$219,151	$245,888

Deferred taxes reflect the tax effects of differences between the amounts recorded as assets and liabilities for financial reporting purposes and the amounts recorded for income tax purposes. The tax effects of significant temporary differences giving rise to deferred tax assets and liabilities are as follows:

	December 31,
(in thousands)	2017	2016
Deferred tax assets:
Accrued liabilities not currently deductible:
Employee compensation and benefits	$28,410	$117,981
Employee time-off accrual	58,500	94,134
Project and non-project reserves	40,966	46,219
Tax basis of investments in excess of book basis	—	69,195
Net operating loss carryforward	184,517	180,450
U.S. foreign tax credit carryforward	168,027	—
Other comprehensive loss	71,537	271,878
Other	66,286	34,147

Total deferred tax assets	618,243	814,004
Valuation allowance for deferred tax assets	(99,529)	(81,360)

Deferred tax assets, net	$518,714	$732,644

Deferred tax liabilities:
Book basis of property, equipment and other capital costs in excess of tax basis	(86,780)	(88,262)
Residual U.S. tax on unremitted non-U.S. earnings	—	(161,827)
Dividend withholding on unremitted non-U.S. earnings	(42,201)	—
Other	(73,261)	(28,446)

Total deferred tax liabilities	(202,242)	(278,535)

Deferred tax assets, net of deferred tax liabilities	$316,472	$454,109

The company had non-U.S. net operating loss carryforwards related to various jurisdictions of approximately $794 million as of December 31, 2017. Of the total losses, $557 million can be carried forward indefinitely and $237 million will begin to expire in various jurisdictions starting in 2018.

The company had U.S. foreign tax credits of approximately $168 million as of December 31, 2017, which will expire in 2028.

The company maintains a valuation allowance to reduce certain deferred tax assets to amounts that are more likely than not to be realized. The valuation allowance for 2017 and 2016 is primarily due to the deferred tax assets established for certain net operating loss carryforwards and certain reserves on investments. In 2017 and 2016, the company released valuation allowances on branch net operating losses of $5 million and $127 million, respectively. In 2016, the strong earnings history of our U.K. branch provided enough positive evidence to release a $127 million valuation allowance on its net operating loss carryforward. This release did not impact total tax expense as it related to branch income which is included in the U.S. tax return.

On December 7, 2016, the U.S. Treasury issued regulations under Internal Revenue Code Section 987 (“Section 987 Regulations”) which prescribes how companies are required to calculate foreign currency translation gains and losses for income tax purposes for branches that have functional currencies other than the U.S. dollar. The issuance of the Section 987 Regulations necessitated the reduction of deferred tax assets in the amount of $24 million in 2016.

The company conducts business globally and, as a result, the company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, the Netherlands, South Africa, the United Kingdom and the United States. Although the company believes its reserves for its tax positions are reasonable, the final outcome of tax audits could be materially different, both favorably and unfavorably. With a few exceptions, the company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2013.

In 2016, the company concluded an audit with the IRS for tax years 2012-2013. This resulted in a net reduction in tax expense of $11 million.

The unrecognized tax benefits as of December 31, 2017 and 2016 were $61 million and $59 million, of which $13 million and $9 million, if recognized, would have favorably impacted the effective tax rates at the end of 2017 and 2016, respectively. The company does not anticipate any significant changes to the unrecognized tax benefits within the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits including interest and penalties is as follows:

(in thousands)	2017	2016
Balance at beginning of year	$58,881	$42,203
Change in tax positions of prior years	3,024	30,034
Change in tax positions of current year	—	—
Reduction in tax positions for statute expirations	—	(1,044)
Reduction in tax positions for audit settlements	(1,249)	(12,312)

Balance at end of year	$60,656	$58,881

The company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The company had $8 million of accrued interest and penalties as of both December 31, 2017 and 2016.

U.S. and foreign earnings from continuing operations before taxes are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
United States	$(222,979)	$(33,414)	$12,520
Foreign	609,420	580,014	714,032

Total	$386,441	$546,600	$726,552

Earnings from continuing operations before taxes in the United States decreased in 2017 compared to 2016 primarily due to pre-tax charges totaling $260 million related to forecast revisions for estimated cost growth at three fixed-price, gas-fired power plants in the southeastern United States. Earnings from continuing operations before taxes in foreign jurisdictions were relatively flat as compared to 2016. Earnings from continuing operations before taxes in foreign jurisdictions decreased in 2016 compared to 2015 primarily due to lower contributions from the Energy & Chemicals segment.